SUPPLEMENT TO THE PROSPECTUS

OF

  WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

For the WealthBuilder Tactical Equity Portfolio (the “Portfolio”)

                  Effective September 30, 2013, the prospectus is revised to reflect the following changes:

Christian Chan and Kandarp Acharya are the portfolio managers of the Portfolio. The following biographical descriptions replace the Portfolio Manager biographies listed under the section entitled “The Sub-Adviser and Portfolio Managers”:

Kandarp Acharya         Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Christian Chan             Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Portfolio Manager.  Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm’s asset allocation mutual funds, and also served as the firm’s Head of Investments.

The sections entitled “Principal Investment Strategies” for the Portfolio are replaced with the following:

The Portfolio is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds (“Underlying Funds”) to pursue its investment objective. We seek to achieve the Portfolio’s investment objective by investing at least 80% of the Portfolio’s net assets in equity securities (through investment in Underlying Funds). The Portfolio is a diversified equity investment that consists of Underlying Funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company, small company, and international. Additionally, we may invest up to 10% of the Portfolio’s net assets in bond or alternative-style asset classes (through investment in Underlying Funds).

We employ both quantitative analysis and qualitative judgments in making tactical allocations among various Underlying Funds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors. Changes to the effective allocation are implemented both with futures contracts and buying and selling the Underlying Funds.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio’s broad diversification across equity styles and the use of tactical allocation between equity styles may help to reduce the overall impact of poor performance in any one equity asset class.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Portfolio has changed its broad-based indexes and has added a blended composite index as follows:

Current Broad-Based Index	New Broad-Based Indexes	Current Blended Composite	New Blended Composite
S&P 500 Index	Russell 3000 Index MSCI ACWI ex US Index	None	WealthBuilder Tactical Equity Composite Index, which is comprised of the following: Russell 3000 Index (70%), MSCI ACWI ex US Index (30%)

The section entitled “Portfolio Asset Allocation” for the Portfolio is replaced with the following:

The following table provides a provides a breakdown of the Portfolio’s asset allocations, including the Portfolio’s neutral asset allocation and target asset allocation range.

Investment Style	Neutral Position	Range
Large Company Style	60%	45%-75%
Small Company Style	10%	5% - 15%
International Style	30%	20%-40%
Alternative and/or Bond Style	0%	0% - 10%
Total Portfolio Assets	100%

The following risk is added to the section entitled “Principal Investment Risks” in the summary section for the Portfolio:

Alternative Investment Risk. Alternative investment strategies, such as investments in real estate, commodities, foreign currency, natural resources, precious metals, managed futures, merger arbitrage, global multi-asset and other non-traditional investments, or following a long-short, market neutral, or other tactical investment strategies involve risks that may be different than those associated with more traditional investments.

“Alternative Investment Risk” is added to the section entitled  “Principal Risk Factors” for the Portfolio and the following is added to the section entitled “Description of Principal Investment Risks”:

Alternative Investment Risk

Alternative investment strategies, such as investments in real estate, commodities, foreign currency, natural resources, precious metals, managed futures, merger arbitrage, global multi-asset and other non-traditional investments, or following a long-short, market neutral, or other tactical investment strategies involve risks that may be different than those associated with more traditional investments. For example, investments in issuers that are principally engaged in real estate, including REITs, may subject a Portfolio to risks similar to those associated with direct ownership of real estate. These issuers are sensitive factors such as changes in real estate values, property taxes, interest rates, adequacy of available financing and market conditions. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In addition, prices of commodities, which include precious metals, may be significantly affected by various environmental, economic, financial and political factors, all of which may be unpredictable. Finally, following a long-short position typically involves an Underlying Fund’s sale of a security that it does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.

August 16, 2013                                                                                                 WBP7083/P810SP7